GOLDMAN SACHS TRUST

Goldman Sachs Fundamental International Equity Funds

Class A, Class B, Class C, Institutional, Service and Class IR Shares of the

Goldman Sachs International Small Cap Fund

(the “Fund”)

Supplement dated June 16, 2014 to the

Summary Prospectus and Prospectus dated February 28, 2014 (the “Summary Prospectus” and “Prospectus,” respectively)

Goldman Sachs Asset Management International, the Fund’s Investment Adviser, has agreed to waive an additional portion of its management fee in order to achieve an effective net management fee rate of 0.90% as an annual percentage rate of the Fund’s average daily net assets.

Effective as of the close of business on June 30, 2014, the Fund’s Summary Prospectus and Prospectus are revised as follows:

The following table replaces the “Annual Fund Operating Expenses” table under the “Fees and Expenses of the Fund” section of the Summary Prospectus and the “Goldman Sachs International Small Cap Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

	Class A		Class B		Class C		Institutional		Service	Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%		1.10%		1.10%		1.10%		1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		None		None	None
Other Expenses[2]	0.53%		0.53%		0.53%		0.36%		0.88%	0.52%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e
All Other Expenses	0.53%		0.53%		0.53%		0.36%		0.38%	0.52%
Total Annual Fund Operating Expenses	1.88%		2.63%		2.63%		1.46%		1.98%	1.62%
Fee Waiver and Expense Limitation[3]	(0.50)%		(0.50)%		(0.50)%		(0.48)%		(0.50)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[4]	1.38%		2.13%		2.13%		0.98%		1.48%	1.13%

[2]	The differences in the “Other Expenses” ratios across the share classes are the result of, among other things, contractual differences in transfer agency fees and the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect of small share classes.
[3]

The Investment Adviser has agreed to: (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.90% as an annual percentage rate of the average daily net assets of the Fund; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.034% of the Fund’s average daily net assets. These arrangements will remain in effect through at least June 30, 2015, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
[4]	The “Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” of the Fund have been restated to reflect current fees.

The “Expense Example” section of the Summary Prospectus and the “Goldman Sachs International Small Cap Fund—Summary—Expense Example” section of the Prospectus are replaced with the following:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$683	$1,063	$1,466	$2,591
Class B Shares
– Assuming complete redemption at end of period	$716	$1,070	$1,551	$2,744
– Assuming no redemption	$216	$770	$1,351	$2,744
Class C Shares
– Assuming complete redemption at end of period	$316	$770	$1,351	$2,927
– Assuming no redemption	$216	$770	$1,351	$2,927
Institutional Shares	$100	$415	$752	$1,705
Service Shares	$151	$573	$1,021	$2,266
Class IR Shares	$115	$463	$835	$1,881

The following replaces in their entirety the first and second rows of the table under the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

Fund	Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended October 31, 2013
Focused International Equity	1.00% 0.90% 0.86% 0.84% 0.82%	First $1 Billion Next $1 Billion Next $3 Billion Next $3 Billion Over $8 Billion	0.94%	*
International Small Cap	1.10% 0.99% 0.94% 0.92%	First $2 Billion Next $3 Billion Next $3 Billion Over $8 Billion	1.08%	**

*	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective management fee rate of 0.85% (effective as of the close of business on December 31, 2013) as an annual percentage rate of the average daily net assets of the Focused International Equity Fund. Prior to the close of business on December 31, 2013, the Investment Adviser had agreed to waive a portion of the Focused International Equity Fund’s management fee in order to achieve an effective management fee rate of 0.94%. This arrangement will remain in effect through at least February 28, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.
**	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective management fee rate of 0.90% (effective as of the close of business on June 30, 2014) as an annual percentage rate of the average daily net assets of the International Small Cap Fund. Prior to the close of business on June 30, 2014, the Investment Adviser had agreed to waive a portion of the International Small Cap Fund’s management fee in order to achieve an effective management fee rate of 1.08%. This arrangement will remain in effect through at least June 30, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

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